SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 27, 2005


                             THE PROJECT GROUP, INC.
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               (Exact name of registrant as specified in Charter)


            Nevada                     0-28445                  90-0147943
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(State or other jurisdiction of    (Commission File           (IRS Employer
incorporation or organization)           No.)               Identification No.)


                    333 N. Sam Houston Parkway E., Suite 275
                              Houston, Texas 77060
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               (Address of Principal Executive Offices)(Zip Code)


                                  281-445-3333
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                            (Issuer Telephone number)



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On January 27, 2005, The Project Group, Inc. issued a press release to announce preliminary revenue totals for the fourth quarter and full year ended December 31, 2004. This press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information in this report (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(c)   Exhibits

      99.1 Press release, dated January 27, 2005, titled "Preliminary Results - Record High Fourth Quarter Revenue For The Project Group, Inc."


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE PROJECT GROUP, INC.

Dated:  January 28, 2005
                                             By:
                                                 ----------------------------
                                                 Craig Crawford
                                                 President


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